SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 16, 2001
                        (Date of earliest event reported)


                             HAUPPAUGE DIGITAL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


   Delaware                           1-3550                  11-3227864
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                         Identification Number)



91 Cabot Court, Hauppauge, New York                             11788
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 434-1600



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Item 5. Other Events.

     On August 16, 2001, the Board adopted Amended and Restated By-Laws, a copy of which is filed herewith and incorporated herein by reference. Among other things, the Amended and Restated By-Laws provide in Article II Sections 2 and 12 notice provisions with respect to matters to be proposed by stockholders at meetings of stockholders.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     3    Amended and Restated By-Laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HAUPPAUGE DIGITAL, INC.


Dated: August 22, 2001                 By: /s/ Jerry Tucciarone
                                           -------------------------------
                                           Jerry Tucciarone
                                           Treasurer and Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.        Exhibit
-----------        ------

    3              Amended and Restated By-Laws

                             HAUPPAUGE DIGITAL INC.

                              AMENDED AND RESTATED

                                     BY-LAWS

                                    ARTICLE I

                                     OFFICES

     Section 1. The principal office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

     Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section 1. All meetings of the stockholders shall be held at such time and place as may be fixed from time to time by the board of directors of the corporation.

     Section 2. Annual meetings of stockholders shall be held for the election of directors of the corporation. At such annual meeting, subject to the corporation's certificate of incorporation, the stockholders shall elect a board of directors by a plurality vote (as provided in Section 10 of this Article II), and shall transact such other business as may properly be brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by, at the direction of or upon authority granted by the board of directors, (b) otherwise brought before the meeting by, at the direction of or upon authority granted by the board of directors, or (c) subject to Section 12 hereof, otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the corporation's Proxy Statement for the prior year's annual meeting of stockholders; provided, however, that notwithstanding anything contained herein with respect to the first annual meeting of stockholders following August 16, 2001, a stockholders notice must be received at the principal executive offices of the corporation not later than September 22, 2001. If during the prior year the corporation did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before the corporation mails the Proxy Statement for the current year.


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     A  stockholder's  notice to the secretary  must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, but subject to Section 12 hereof, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this
Section 2. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2, and, if he should so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

     Section 3. Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat not less than ten nor more than 60 days before the date of the meeting.

     Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address and number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the secretary of the corporation at the request in writing of a majority of the entire board of directors. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6. Written notice of a special meeting of stockholders, stating the time, place and purposes thereof, shall be given to each stockholder entitled to vote thereat, not less ten nor more than 60 days before the date fixed for the meeting.

     Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such

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adjourned  meeting  at  which a quorum  shall be  present  or  represented,  any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of a statute, the by-laws or the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 10. Except as provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the certificate of incorporation, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken unless such action has been authorized by the board of directors, in which event such action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote upon such action.

     Section 12. Only persons who are nominated in accordance with the procedures set forth in this Section 12 shall be qualified for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this Section 12. In order for persons nominated to the board of directors, other than those persons nominated by or at the direction of the board of directors, to be qualified to serve on the board of directors, such nomination shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to stockholders or (b) the day on which such public disclosure was made; provided, however, that notwithstanding anything contained herein with respect to the first annual meeting of stockholders following August 16, 2001, a stockholders notice must be received at the principal executive offices of the corporation not later than September 22, 2001.

     A stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such

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person,  (iii)  the class and  number  of  shares of the  corporation  which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended from time to time (including, without limitation, such documentation as is required by Regulation 14A to confirm that such person is a bona fide nominee); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be qualified for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 12. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the By-Laws, and, if he should so determine, he shall so declare to the meeting, and the defective nomination shall be disregarded.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. The number of directors which shall constitute the whole board shall be fixed from time to time by the board of directors of the corporation. Subject to the corporation's certificate of incorporation, the directors shall be elected at the annual meeting of the stockholders, except as provided in
Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next election of the class for which such director has been chosen, and until that director's successor has been elected and qualified or until his or her earlier resignation, removal or death, if applicable, or until the next annual election, and until their successors are duly elected and shall qualify, unless sooner displaced, if applicable.

     Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.


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     Section 5. The first meeting of each newly elected board of directors shall be held immediately following the close of the annual meeting of stockholders at the place of the holding of said annual meeting. No notice of any such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     Section 7. Special meetings of the board of directors may be called by the chairman of the board, the chief executive officer or the president on one (1) day's notice to each director, either personally, by overnight mail, by telegram, by telecopier or by telephone. For purposes hereof, one (1) day's notice shall be satisfied by the delivery of such notice as shall result in the director receiving notice by 5:00 p.m., New York City time, on the day immediately preceding the date of the meeting (provided that the time of the meeting is no earlier than 8:00 a.m., New York City time).

     Section 8. At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board or such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

                             COMMITTEES OF DIRECTORS

     Section 10. The board of directors, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and other committees, which committees shall serve at the pleasure of the board of directors. The board of directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members of such committee. The board of directors, by resolution adopted by a majority of the entire board, may remove a member of any such committee with or without cause. To the extent provided in said resolution and to the extent permitted by the laws of the State of Delaware, each such committee shall have and may exercise the powers of the board of directors.

     Section 11. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.



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                            COMPENSATION OF DIRECTORS

     Section 12. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors and such salary or other compensation as directors, as the board by resolution may determine. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

     Section 1. Except as provided for herein, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.

     Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated herein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

     Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a chairman of the board, a chief executive officer, a president or chief operating officer, a secretary and a treasurer. The board of directors may also choose a chief financial officer, a chief technology officer, and one or more executive vice-presidents, vice-presidents, assistant secretaries and assistant treasurers. Two or more offices may be held by the same person.

     Section 2. The board of directors, at its first meeting after each annual meeting of stockholders, shall choose a chairman of the board, a chief executive officer, a president or chief operating officer, a secretary and a treasurer, none of whom need be a member of the board.

     Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     Section 4. The salaries of all officers of the corporation shall be fixed by the board of directors.

     Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time

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by  the  board  of  directors.  Any  vacancy  occurring  in  any  office  of the corporation shall be filled by the board of directors.

                              CHAIRMAN OF THE BOARD

     Section 6. The chairman of the board of directors shall preside at all meetings of the board of directors and stockholders; shall be ex-officio a member of all standing committees; and shall perform such other duties as from time to time may be assigned to him by the board of directors.

                             CHIEF EXECUTIVE OFFICER

     Section 7. The chief executive officer shall have general supervision and control over the business, management and finances of the corporation, subject to the control of the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                      PRESIDENT OR CHIEF OPERATING OFFICER

     Section 8. The president or chief operating officer shall have general supervision and control over the day-to-day business and management of the corporation, subject to the control of the chief executive officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.

                            EXECUTIVE VICE-PRESIDENTS

     Section 9. The executive vice-president, or, if there shall be more than one, the executive vice-presidents in the order determined by the board of directors, shall generally assist the president or chief operating officer in the management of the day-to-day business and affairs of the corporation and, in the absence or disability of the president or chief operating officer, shall perform the duties and exercise the powers of the president or chief operating officer, and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                 VICE-PRESIDENTS

     Section 10. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the executive vice- president, perform the duties and exercise the powers of the executive vice-presidents, and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                             CHIEF FINANCIAL OFFICER

     Section 11. The chief financial officer shall have general supervision and control over the day-to-day finances of the corporation, subject to the control of the chief executive officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.


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                            CHIEF TECHNOLOGY OFFICER

     Section 12. The chief technology officer shall have general supervision and control over the business and management of the corporation with respect to technology matters, subject to the control of the president or chief operating officer and the board of directors, and shall see that all orders and resolutions of the board are carried into effect.


                       SECRETARY AND ASSISTANT SECRETARIES

     Section 13. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

     Section 14. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                       TREASURER AND ASSISTANT TREASURERS

     Section 15. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books and belongings to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

     Section 16. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer, the president or chief operating officer, the chief financial officer, and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

     Section 17. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


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     Section 18. The  assistant  treasurer,  or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI

                              CERTIFICATE OF STOCK

     Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board, the president, an executive vice-president or a vice-president and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

     Section 2. Where a certificate is signed (a) by a transfer agent or an assistant transfer agent or (b) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such chairman of the board, president, executive vice-president, vice-president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

                                LOST CERTIFICATES

     Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                               TRANSFERS OF STOCK

     Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

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                     CLOSING OF TRANSFER BOOKS; RECORD DATE

     Section 5. The board of directors may close the stock transfer books of the corporation for a period not exceeding 60 days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding 60 days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, which date shall not be more than 60 nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                             REGISTERED STOCKHOLDERS

     Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                                FINANCIAL MATTERS

                                    CONTRACTS

     Section 1. The Board of Directors, except as these By-Laws otherwise provide, may authorize any officer or officers, agent or agents, to execute and deliver any contract on behalf of the corporation, and such authority may be general or confined to specific instances.

                                      LOANS

     Section 2. Any two of the officers of the corporation as may from time to time be designated for such purpose by the Board of Directors, or any two officers of the corporation duly authorized by the Board of Directors with respect to a particular loan or advance, acting together, may effect

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loans and advances at any time for the corporation  from any bank, trust company or other institution, or from any firm or individual, and for such loans and advances may make, execute and deliver promissory notes and other evidences of indebtedness of the corporation. No property whatever owned or held by the corporation shall be pledged, hypothecated or transferred as security for loans and advances except by two officers of the corporation, acting together, who shall have been designated for such purpose by the Board of Directors, or by any two officers thereunto duly authorized by the Board of Directors with respect to a particular loan or advance.

                               CHECKS AND DRAFTING

     Section 3. All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange, insurance certificates and all endorsements (except endorsements for collections for the account of the corporation or for deposit to its credit) shall be signed by such officer or officers, employee or employees, of the corporation or by facsimile signature of such officer or officers, employee or employees, of the corporation as shall from time to time be determined by resolution of the Board of Directors.

                                    DEPOSITS

     Section 4. All funds of the corporation, unless otherwise authorized and directed by a resolution of the Board of Directors duly recorded in the minutes of the meetings of the Board of Directors, shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may elect or as may be selected by any officer or officers, agent or agents, of the corporation to whom such power may from time to time be delegated by the Board of Directors; and for the purpose of such deposit, checks, drafts and other orders for payment of money which are payable to the order of the corporation may be endorsed, assigned and delivered by the chief executive officer, president or chief operating officer, or an executive vice-president, or a vice-president, or the treasurer or an assistant treasurer, or the secretary or an assistant secretary, or by any agent or employee of the corporation to whom any of said officers, in writing, or the Board of Directors, by resolution, shall have delegated such power.

                                  BANK ACCOUNTS

     Section 5. The Board of Directors may from time to time authorize the opening and keeping with such banks, trust companies or other depositories as the Board may select of general and specific bank accounts, and may make such special rules and resolutions with respect thereto, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                    DIVIDENDS

     Section 6. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.


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     Section 7. Before  payment of any  dividend,  there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                   FISCAL YEAR

     Section 8. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                      SEAL

     Section 1. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

     Section 2. The corporation shall to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto. The indemnifications authorized hereby shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under or through any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the official capacity of those seeking indemnification and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such persons. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Section 145.

                                   ARTICLE IX

                                   AMENDMENTS

     Section 1. These by-laws may be altered or repealed (a) at any regular meeting of the stockholders or of the board of directors, (b) at any special meeting of the stockholders or of the

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board of  directors if notice of such  alteration  or repeal be contained in the notice of such special meeting or (c) by unanimous written consent of the stockholders or board of directors.



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